[LOGO] BLUECHIP
                                       VALUEFUND
















                                  ANNUAL REPORT
                                 TO STOCKHOLDERS








                               DECEMBER 31, 2001

PORTFOLIO MANAGER COMMENTARY

Dear Fellow Stockholders:

     2001 turned out to be a year that most of us would rather forget, an annus horribilis so to speak. However, there was a bright spot for us. In 2001, the Blue Chip Value Fund performed very well on a relative basis. The Fund's Net Asset Value (NAV) was down 2.97%, while its benchmark, the S&P 500, was down 11.88%. The Fund started the year trading at a discount to its NAV and ended the year at a premium, so the market performance for the Fund was up 14.07%. In a bear market year, we were very pleased with these results.

     In 2001, the best performing sector for the Fund, on both an absolute basis and relative to its benchmark, was the consumer cyclical sector. Consumer spending held up remarkably well all year given the economic environment and a variety of stocks performed well for the Fund. TJX Companies Inc., the parent company for TJMaxx and Marshalls, did well as consumers were attracted to its discount format and as the company was able to exploit some excellent buying opportunities from overstocked retailers. Tricon Global Restaurants Inc. is the company that owns Taco Bell, KFC and Pizza Hut. It had suffered through poor sales and a revamping of menus and we finally began to see improved results from the company late in the year. Cendant Corp., the franchisor of hotels, rental cars, and real estate offices, continued its turnaround and the stock performed well, even given the environment post September 11. Finally, the Fund's media and publishing stocks performed exceptionally well with the best returns coming from USA Networks Inc. and Westwood One Inc.

     Another positive for the portfolio was the technology sector where we managed to have double digit positive returns versus the benchmark's double digit negative returns. We did this partly by avoiding some of the largest technology stocks that we simply saw as too expensive and partly by finding stocks with valuations that already reflected the weak operating environment. The Fund had very solid returns from Microsoft Corp., IBM Corp., Sun Microsystems Inc., Avnet Inc. and American Power Conversion.

     The healthcare sector was also positive for performance. This was due primarily to the Fund's healthcare services stocks, Tenet Healthcare Corp. and Omnicare Inc. Pricing and utilization trends have improved in the healthcare industry for providers and it appears to us that the stocks moved up in 2001 in recognition of these trends. We also had strong performance from Millipore Corp., a company that makes purification products for biopharmaceutical production and research and for microelectronics. The company announced that it would split into two separate companies, which in our opinion will unlock the value in the biopharmaceutical business.

     Both the energy and utility sectors were disappointing for us in 2001. In energy, we simply underestimated how much weaker demand would hurt oil and gas prices. Thus, the Fund's investments in oil and gas service providers did not pay off. In the utility sector, the Fund owns mostly companies that we believe should benefit from deregulation of the industry, such as Dynegy Inc., Mirant Corp. and Reliant Resources Inc. In light of the pricing problems in California and the demise of energy trading powerhouse Enron Corp. (which the Fund did not own), these stocks did not perform well. However, we have maintained our commitment to this area because we do not believe the trend towards deregulation will be reversed and the stocks are trading at what we believe are terrific valuations.

     We're pleased with the Fund's relative performance in 2001. Our value style of investing was a clear advantage relative to the S&P 500, but the Fund also outperformed the S&P 500 Value Index by almost 9% in 2001. In our opinion, there is still plenty of uncertainty for investors to worry about, but on the margin we believe there is less uncertainty than there was immediately after the events of September 11. The monetary and fiscal stimulus the government is providing appears to be very positive for the economy. We are hopeful the bear market has run its course.

Sincerely,

/s/ Charlotte T. Petersen

Charlotte T. Petersen, CFA
Portfolio Manager and
Vice President


                             SECTOR DIVERSIFICATION
                            IN COMPARISON TO S&P 500
                            AS OF DECEMBER 31, 2001*

                                              FUND        S&P 500
                                              ----        -------
                 Basic Materials               2.0%         2.6%
                 Capital Goods                 3.7%         4.7%
                 Commercial Services           1.7%         2.2%
                 Communications                5.7%         8.5%
                 Consumer Cyclical            13.6%        11.7%
                 Consumer Staples              5.7%         8.3%
                 Energy                        6.3%         6.6%
                 Financials                   23.9%        21.4%
                 Medical/Healthcare           12.0%        14.1%
                 REITs                         0.0%         0.2%
                 Technology                   12.8%        16.1%
                 Transportation                3.7%         0.8%
                 Utilities                     5.7%         2.9%


          * SECTOR DIVERSIFICATION IS SUBJECT TO CHANGE AND MAY NOT BE REPRESENTATIVE OF FUTURE INVESTMENTS.


                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2001

     FUND NAME                     RETURN    1-YEAR    5-YEAR    10-YEAR
     ---------                     ------    ------    ------    -------
     Blue Chip Value Fund           NAV      (2.97%)    9.75%      11.85%
     Blue Chip Value Fund          Market
                                   Price     14.07%    10.90%      13.90%
     S&P 500 Index                          (11.88%)   10.70%      12.94%

TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A PURCHASE OF COMMON STOCK ON THE OPENING OF THE FIRST DAY AND A SALE ON THE CLOSING OF THE LAST DAY OF EACH PERIOD REPORTED. DIVIDENDS AND DISTRIBUTIONS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE REINVESTED AT PRICES OBTAINED UNDER THE FUND'S DIVIDEND REINVESTMENT PLAN. RIGHTS OFFERINGS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE FULLY SUBSCRIBED UNDER THE TERMS OF THE RIGHTS OFFERING. GENERALLY, TOTAL INVESTMENT RETURN BASED ON NET ASSET VALUE WILL BE HIGHER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS AN INCREASE IN THE DISCOUNT OR A DECREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS. CONVERSELY, TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE WILL BE LOWER THAN TOTAL INVESTMENT RETURN BASED ON MARKET VALUE IN PERIODS WHERE THERE IS A DECREASE IN THE DISCOUNT OR AN INCREASE IN THE PREMIUM OF THE MARKET VALUE TO THE NET ASSET VALUE FROM THE BEGINNING TO THE END OF SUCH PERIODS.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN

     Blue Chip Value Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan offers stockholders the opportunity to reinvest dividends and capital gain distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan. There is no service charge for participation.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date ("Net Asset Value"), unless at such time the Net Asset Value is higher than the market price of the Fund's common stock, plus brokerage commission. In this case, the Fund will attempt, generally over the next 10 business days (the "Trading Period"), to acquire shares of the Fund's common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) by check or money order (or by wire for a $10 fee) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share.

     A stockholder owning a minimum of 50 shares may join the Plan by sending an Enrollment Form to the Plan Agent at Mellon Investor Services, LLC, Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ, 07660.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash. Participants must own at least 50 shares at all times.

     A stockholder may elect to withdraw from the Plan at any time on 15-days' prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future.

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from Blue Chip Value Fund, Inc. by writing to 1225 17th Street, 26th Floor, Denver, CO 80202, by telephone at (800) 624-4190 or by visiting us at www.blu.com.

     If your shares are registered with a broker, you most likely can still participate in the Dividend Reinvestment Plan. Please contact your broker about how to participate and to inquire if there are any fees which may be charged by the broker to your account.

CHANGE IN FUNDAMENTAL
INVESTMENT POLICY

     Recently enacted SEC regulations require a fund to invest at least 80% of its net assets in the type of investment suggested by the fund's name. Accordingly, on February 5, 2002, the Board of Directors approved a change to the Fund's fundamental policy such that the Fund will invest at least 80% (formerly 75% of its total assets) of its net assets (including the amount of any borrowings for investment purposes) in equity securities of large companies with headquarters in the United States, such as those included in, or similar in size to those included in, the S&P 500 Index.

CHANGE IN PORTFOLIO MANAGER

     Charlotte T. Petersen, the Fund's portfolio manager, has notified Denver Investment Advisors LLC ("DIA") that she will be resigning from DIA's staff on a date to be agreed upon (but not later than July 12, 2002). DIA expects to appoint a successor portfolio manager from investment personnel now assigned to the Fund and is confident that its staff and other resources will continue to provide the Fund effective portfolio management in accordance with its investment objective and policies.

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund's income and distributions to the stockholders for the calendar year ended December 31, 2001.

     The Board of Directors of Blue Chip Value Fund, Inc. voted to pay to stockholders of record at the opening of business on the record date, the following distributions derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income as well as a return of capital:

  RECORD              PAY                             CAPITAL      RETURN OF
   DATE              DATE           DIVIDENDS          GAINS        CAPITAL
--------------------------------------------------------------------------------
 4/12/2001        4/27/2001          $0.0108          $0.1892       $0.0000
 7/13/2001        7/27/2001          $0.0141          $0.1733       $0.0126
10/12/2001       10/26/2001          $0.0078          $0.0000       $0.1622
12/31/2001        1/15/2002          $0.0085          $0.0000       $0.1615
                                     $0.0412          $0.3625       $0.3363

     The Fund notified stockholders at the end of January 2002 of amounts for use in preparing 2001 income tax returns. Please note the return of capital is non-taxable.

ATTENTION CORPORATE STOCKHOLDERS:

     To determine the amount that qualifies for the dividends-received deduction for corporations, multiply the amount that appears in column 1 of Form 1099-Div by 100%.

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

     The list below provides certain information about the identity and business experience of the directors and officers of the Fund. The Fund's Statement of Additional Information includes additional information about the Fund's directors, and may be obtained from the Fund free of charge by calling 1-800-624-4190.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA(1)
Age: 57

POSITION(S) HELD WITH THE FUND:
PRESIDENT AND DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2004.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
President and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986); Portfolio Co-Manager, Westcore Select Fund (since 2001).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: ONE

OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: NONE

KENNETH V. PENLAND, CFA(1)
Age: 59

POSITION(S) HELD WITH THE FUND:
CHAIRMAN OF THE BOARD AND DIRECTOR

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Chairman of the Board and Director since 1987. Term as Director expires in 2003.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Retired; from 1995 until December 2001; Chairman and Executive Manager, Denver Investment Advisors LLC; prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; President and Trustee, Westcore Funds.

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: Thirteen

OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: NONE

INDEPENDENT DIRECTORS

ROBERT J. GREENEBAUM(1)
Age: 84

POSITION(S) HELD WITH THE FUND:
Director

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 1988. Term expires in 2004.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Independent Consultant; former Director, United Asset Management Corp., Boston, Massachusetts (February 1982 - May 2000); former Chairman of the Board and Director, Selected American Shares, Inc. and Selected Special Shares, Inc., Santa Fe, New Mexico (January 1970 - December 1997); former Chairman of the Board and Trustee, Selected Capital Preservation Trust, Santa Fe, New Mexico (September 1985 - December 1997). Consultant, Denver Investment Advisors LLC, and its predecessor, Denver Investment Advisors, Inc.

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
Overseen by Director: One

Other Directorships(4) Held by Director: None

RICHARD C. SCHULTE(1)
Age: 57

POSITION(S) HELD WITH THE FUND:
Director

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 1987. Term expires in 2002.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Private Investor; from 1993 until 1996, President, Transportation Service Systems, Inc.; Employee, Southern Pacific Lines, Denver, Colorado (since 1993); prior thereto, Employee, Rio Grande Industries, Denver, Colorado (holding company) (since 1991); Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (since 1990); and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado (since 1990).

NUMBER OF PORTFOLIOS IN FUND COMPLEX3
OVERSEEN BY DIRECTOR: ONE

OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: NONE

ROBERTA M. WILSON, CFA(1)
Age: 58

POSITION(S) HELD WITH THE FUND:
Director

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 1987. Term expires in 2003.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Retired; from 1985 until July 1998, Director of Finance, Denver Board of Water Commissioners, Denver, Colorado.

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
Overseen by Director: One

OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: NONE

LEE W. MATHER, JR.(1)
Age: 58

POSITION(S) HELD WITH THE FUND:
Director

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 2001. Term expires in 2002.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Director, American Rivers (conservation organization) (since June 2000); former investment banker, Merrill Lynch & Co. (January 1977 - April 2000).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One

OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

GARY P. MCDANIEL(1)
Age: 56

POSITION(S) HELD WITH THE FUND:
Director

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Director since 2001. Term expires in 2004.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Chief Executive Officer, Chateau Communities, Inc. (REIT/ manufactured housing) (since 1997); prior thereto, Chief
Executive Officer ROC Communities, Inc. (1980-1997).

NUMBER OF PORTFOLIOS IN FUND COMPLEX(3)
OVERSEEN BY DIRECTOR: One

OTHER DIRECTORSHIPS(4) HELD BY DIRECTOR: None

OFFICERS

CHARLOTTE PETERSEN, CFA
Age: 41

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

POSITION(S) HELD WITH THE FUND:
Vice President

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Vice President since 2000.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Vice President, Denver Investment Advisors LLC (since 1995); prior thereto Vice President, Denver Investment Advisors, Inc. (since 1993); Portfolio Manager, Westcore Blue Chip Fund (since January 2000).

W. BRUCE MCCONNEL(5)
Age: 58

One Logan Square
18th and Cherry Sts.
Philadelphia, PA 19103

POSITION(S) HELD WITH THE FUND:
Secretary

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Secretary since 1987.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ(5)
Age: 33

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

POSITION(S) HELD WITH THE FUND:
Treasurer

TERM OF OFFICE(2) AND LENGTH OF TIME SERVED:
Treasurer since 1997.

PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS:
Vice President, Denver Investment Advisors LLC (since 2000); Director of Mutual Fund Administration, Denver Investment Advisors LLC (since 1997); prior thereto, Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997); Senior Accountant, Deloitte & Touche LLP (1991-1995); Registered Representative, ALPS Distributors, Inc. (since 1995).


NOTES

* These directors each may be deemed to be an "interested director" of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund's investment adviser and their positions as officers of the Fund.

1. Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.

2. The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3. Fund complex is comprised of the Fund, consisting of one portfolio and Westcore Funds, of which there are twelve portfolios.

4. Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

5. Mr. McConnel and Mr. Frontz also serve as Secretary and Treasurer, respectively, of Westcore Funds.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from January 1, 1997 to December 31, 1999 were audited by other auditors whose report, dated January 14, 2000, expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


DELOITTE & TOUCHE LLP
Denver, Colorado
January 18, 2002

BLUE CHIP VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001

ASSETS
Investments at market value                                       $ 149,040,322
  (identified cost $140,470,816)
Dividends receivable                                                    169,540
Interest receivable                                                      14,528
Other assets                                                              7,583
                                                                  -------------
  TOTAL ASSETS                                                      149,231,973
                                                                  -------------

LIABILITIES
Distributions payable                                                 3,563,618
Advisory fee payable                                                     75,056
Administration fee payable                                                8,481
Accrued expenses and other liabilities                                   67,106
                                                                  -------------
  TOTAL LIABILITIES                                                   3,714,261
                                                                  -------------
NET ASSETS                                                        $ 145,517,712
                                                                  =============

COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     209,625
Paid-in-capital                                                     136,914,343
Accumulated net realized loss                                          (175,762)
Net unrealized appreciation on investments                            8,569,506
                                                                  -------------
                                                                  $ 145,517,712
                                                                  =============

SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     20,962,456
                                                                  -------------
Net asset value per share                                         $        6.94
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2001

NET INVESTMENT INCOME
INCOME
  Dividends                                       $  1,916,216
  Interest                                             316,917
  Foreign taxes withheld                               (11,856)
                                                  ------------
    TOTAL INCOME                                                   $  2,221,277
                                                                   ------------

EXPENSES
  Investment advisory fee
    (Note 3)                                           909,447
  Administrative services fee
    (Note 3)                                            97,003
  Transfer agent fees                                   84,000
  Stockholder reporting                                 58,000
  Legal fees                                            76,001
  Directors' fees                                       60,000
  Insurance and fidelity bond                           10,843
  Audit fees                                            19,201
  Custodian fees                                         9,649
  NYSE listing fees                                     36,701
  Other                                                  8,402
                                                  ------------
    TOTAL EXPENSES                                                    1,369,247
                                                                   ------------
    NET INVESTMENT INCOME                                               852,030
                                                                   ------------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments                                    8,769,357
  Change in net unrealized appreciation
    or depreciation of investments                                  (13,542,885)
                                                                   ------------
    NET LOSS ON INVESTMENTS                                          (4,773,528)
                                                                   ------------
    NET DECREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                    $ (3,921,498)
                                                                   ============


See accompanying notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                        FOR THE YEAR
                                                      ENDED DECEMBER 31,
                                                   2001               2000
                                               -------------      -------------
DECREASE IN NET ASSETS
  FROM OPERATIONS:
  Net investment income                        $     852,030      $     915,053
  Net realized gain on
    investments                                    8,769,357         12,759,012
  Change in net unrealized
    appreciation or depreciation
    of investments                               (13,542,885)       (13,986,744)
                                               -------------      -------------
                                                  (3,921,498)          (312,679)
                                               -------------      -------------

DECREASE IN NET ASSETS
  FROM DISTRIBUTIONS TO
  STOCKHOLDERS FROM:
  Net investment income                             (857,755)          (909,328)
  Net realized gain on
    investments                                   (7,529,781)       (14,364,186)
  Return of capital                               (7,032,144)                 0
                                               -------------      -------------
                                                 (15,419,680)       (15,273,514)
                                               -------------      -------------

INCREASE IN NET ASSETS FROM
  COMMON STOCK TRANSACTIONS:
  Proceeds from the sale of
    3,522,591 and 0 shares
    respectively, net of offering
    expenses (Note 4)                             22,551,862                  0
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (197,107 and
    409,851 shares issued,
    respectively)                                  1,444,420          3,446,723
                                               -------------      -------------
                                                  23,996,282          3,446,723
                                               -------------      -------------
NET INCREASE/(DECREASE)
  IN NET ASSETS                                    4,655,104        (12,139,470)

NET ASSETS
  Beginning of period                            140,862,608        153,002,078
                                               -------------      -------------
  End of period (including
    $0 and $5,725 of
    undistributed net
    investment income,
    respectively)                              $ 145,517,712      $ 140,862,608
                                               =============      =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------
PER SHARE DATA (for a share outstanding
  throughout each period)                                    2001         2000         1999         1998        1997
                                                          ---------    ---------    ---------    ---------   ---------
Net asset value - beginning of period                     $    8.17    $    9.09    $  10.25     $    9.76   $    8.94
INVESTMENT OPERATIONS
Net investment income                                          0.04         0.05        0.03          0.05        0.10
Net gain (loss) on investments                                (0.29)       (0.08)       0.49          1.62        2.56
                                                          ---------    ---------    ---------    ---------   ---------
Total from investment operations                              (0.25)       (0.03)       0.52          1.67        2.66
                                                          ---------    ---------    ---------    ---------   ---------

DISTRIBUTIONS
From net investment income                                    (0.04)       (0.05)      (0.03)        (0.05)      (0.10)
From net realized gains on investments                        (0.36)       (0.84)      (1.65)        (1.08)      (1.47)
Return of capital                                             (0.34)       (0.00)      (0.00)        (0.00)      (0.00)
                                                          ---------    ---------    ---------    ---------   ---------
Total distributions                                           (0.74)       (0.89)      (1.68)        (1.13)      (1.57)
                                                          ---------    ---------    ---------    ---------   ---------

CAPITAL SHARE TRANSACTIONS
Dilutive effects of rights offerings                          (0.23)          --          --         (0.04)      (0.26)
Offering costs charged to paid in capital                     (0.01)          --          --         (0.01)      (0.01)
                                                          ---------    ---------    ---------    ---------   ---------
Total capital share transactions                              (0.24)          --          --         (0.05)      (0.27)
                                                          ---------    ---------    ---------    ---------   ---------
  Net asset value, end of period                          $    6.94    $    8.17    $   9.09     $   10.25   $    9.76
                                                          =========    =========    =========    =========   =========
  Per share market value, end of period                   $    7.56    $    7.55    $ 8.6875     $    9.75   $ 10.9375
                                                          =========    =========    =========    =========   =========
Total investment return(1) based on:
  Market Value                                                 14.1%        (3.2%)       6.7%          1.3%       40.5%
  Net Asset Value                                              (3.0%)        0.2%        6.2%         17.6%       31.2%

RATIOS/SUPPLEMENTAL DATA:
Ratios of expenses to average net assets                       0.91%        0.88%       0.85%         0.94%       0.94%
Ratio of net investment income to average net assets           0.56%        0.63%       0.32%         0.56%       1.01%
Ratio of total distributions to average net assets            10.21%       10.46%      16.86%        11.62%      16.48%
Portfolio turnover rate(2)                                    73.30%      127.55%      54.24%        76.02%      55.15%
Net assets - end of period (in thousands)                 $ 145,517    $ 140,863    $ 153,002    $ 171,512   $ 138,905

See accompanying notes to financial statements.

*    Annualized.

(1) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(2) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2001 were $116,270,477 and $105,432,037, respectively.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2001
                                                                       Market
                                            Shares        Cost         Value
                                            ------        ----         -----
COMMON STOCKS - 96.74%
BASIC MATERIALS - 2.02%
Forestry and Paper - 2.02%
Bowater Inc.                                61,600     $2,846,653     $2,938,320

TOTAL BASIC MATERIALS                                   2,846,653      2,938,320
--------------------------------------------------------------------------------
CAPITAL GOODS - 3.71%
Aerospace & Defense - 3.71%
General Dynamics Corp.                      29,600      1,509,724      2,357,344
Raytheon Co.                                93,500      3,039,038      3,035,945
                                                     ------------   ------------
                                                        4,548,762      5,393,289

TOTAL CAPITAL GOODS                                     4,548,762      5,393,289
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.68%
Business Products & Services - 1.68%
Omnicom Group Inc.                          27,400      2,020,260      2,448,190

TOTAL COMMERCIAL SERVICES                               2,020,260      2,448,190
--------------------------------------------------------------------------------
COMMUNICATIONS - 5.71%
Telecommunications - Service Providers - 5.71%
ALLTEL Corp.                                45,800      2,289,836      2,827,234
BellSouth Corp.                             74,100      2,935,163      2,826,915
Telephone & Data Systems Inc.               29,600      2,952,671      2,656,600
                                                     ------------   ------------
                                                        8,177,670      8,310,749

TOTAL COMMUNICATIONS                                    8,177,670      8,310,749
--------------------------------------------------------------------------------
CONSUMER CYCLICAL - 13.60%
Clothing & Accessories - 2.43%
TJX Companies Inc.                          88,600      1,980,385      3,531,596
General Merchandise - 1.88%
Target Corp.                                66,800      1,982,032      2,742,140
Other Consumer Services - 1.12%
Cendant Corp.*                              82,800      1,070,657      1,623,708
Publishing & Media - 6.32%
Charter Communications Inc. - Class A*     156,400      3,175,770      2,569,652
Dow Jones & Company Inc.                    60,400      3,359,833      3,305,692
Viacom Inc. - Class B*                      75,500      3,622,275      3,333,325
                                                     ------------   ------------
                                                       10,157,878      9,208,669
Restaurants - 1.85%
Tricon Global Restaurants Inc.*             54,700      2,012,383      2,691,240

TOTAL CONSUMER CYCLICAL                                17,203,335     19,797,353
--------------------------------------------------------------------------------
CONSUMER STAPLES - 5.67%
Food and Agricultural Products - 1.91%
Kraft Foods Inc. - Class A                  81,500   $  2,529,090   $  2,773,445
Grocery & Convenience - 2.00%
Safeway Inc.*                               69,800      3,194,104      2,914,150
Tobacco - 1.76%
Phillip Morris Companies Inc.               55,900      2,008,479      2,563,015

TOTAL CONSUMER STAPLES                                  7,731,673      8,250,610
--------------------------------------------------------------------------------
ENERGY - 6.28%
Exploration & Production - 2.35%
Apache Corp.                                33,440      1,855,109      1,667,987
Ocean Energy Inc.                           91,500      1,760,432      1,756,800
                                                     ------------   ------------
                                                        3,615,541      3,424,787
Integrated Oils - 3.93%
Conoco Inc.                                105,800      2,880,010      2,994,140
Royal Dutch Petroleum Co. - ADR             55,500      3,496,714      2,720,610
                                                     ------------   ------------
                                                        6,376,724      5,714,750

TOTAL ENERGY                                            9,992,265      9,139,537
--------------------------------------------------------------------------------
FINANCIALS - 23.89%
Insurance Brokerage - 1.63%
AON Corp.                                   66,800      2,209,536      2,372,736

Integrated Financial Services - 6.00%
Citigroup Inc.                             108,800      4,895,748      5,492,224
JP Morgan Chase & Co.                       89,000      3,780,392      3,235,150
                                                     ------------   ------------
                                                        8,676,140      8,727,374
Life & Health Insurance - 3.59%
Nationwide Financial Services Inc. -
  Class A                                   73,600      3,194,427      3,051,456
Principal Financial Group Inc.*             90,500      1,692,894      2,172,000
                                                     ------------   ------------
                                                        4,887,321      5,223,456
Property Casualty Insurance - 7.65%
ACE Ltd.                                    76,200      2,736,742      3,059,430
Allstate Corp.                              58,600      2,022,286      1,974,820
Hartford Financial Services Group Inc.      64,400      3,984,693      4,046,252
XL Capital Ltd. - Class A                   22,800      1,645,884      2,083,008
                                                     ------------   ------------
                                                       10,389,605     11,163,510
Securities & Asset Management - 0.97%
Lehman Brothers Holdings Inc.               21,100      1,409,864      1,409,480
Specialty Finance - 2.31%
Federal Home Loan Mortgage Corp.            51,300      2,761,464      3,355,020

                                                                       Market
                                            Shares        Cost         Value
                                            ------        ----         -----
Thrifts - 1.74%
Washington Mutual Inc.                     77,400     $2,190,788   $  2,530,980
TOTAL FINANCIALS                                      32,524,718     34,782,556
--------------------------------------------------------------------------------
MEDICAL/HEALTHCARE - 12.00%
Healthcare Services - 4.09%
Omnicare Inc.                             129,219      2,267,979      3,214,969
Tenet Healthcare Corp.*                    46,700      1,556,073      2,742,224
                                                    ------------   ------------
                                                       3,824,052      5,957,193
Medical Technology - 1.32%
Millipore Corp.                            31,300      1,438,491      1,899,910
Pharmaceuticals - 6.59%
Abbott Laboratories                        68,700      2,669,351      3,830,025
Bristol - Myers Squibb Co.                 57,680      2,554,823      2,941,680
Schering - Plough Corp.                    78,760      2,652,315      2,820,396
                                                    ------------   ------------
                                                       7,876,489      9,592,101

TOTAL MEDICAL/HEALTHCARE                              13,139,032     17,449,204
--------------------------------------------------------------------------------
TECHNOLOGY - 12.79%
Computer Software - 2.47%
Microsoft Corp.*                           54,200      3,470,766      3,591,834

Electronic Equipment - 3.48%
American Power Conversion *               222,800      3,115,145      3,221,688
Sanmina - SCI Corp.*                       92,300      2,470,805      1,836,770
                                                    ------------   ------------
                                                       5,585,950      5,058,458

PCs and Servers - 2.97%
International Business
         Machines Corp.                    25,100      2,405,769      3,036,096
Sun Microsystems Inc.*                    104,100        986,223      1,284,594
                                                    ------------   ------------
                                                       3,391,992      4,320,690
Semiconductors - 1.34%
Intel Corp.                                61,900      2,565,843      1,946,755
Technology Resellers/Distributors - 2.53%
Avnet Inc.                                144,800      3,371,860      3,688,056
TOTAL TECHNOLOGY                                      18,386,411     18,605,793
--------------------------------------------------------------------------------
TRANSPORTATION - 3.65%
Railroads - 1.87%
Union Pacific Corp.                        47,700      2,681,060      2,718,900
Trucking & Shipping - 1.78%
FedEx Corp.*                               49,900      2,001,483      2,588,812
TOTAL TRANSPORTATION                                   4,682,543      5,307,712
--------------------------------------------------------------------------------
UTILITIES - 5.74%
Electric/Gas Utilities - 5.74%
Dynegy Inc. - Class A                      90,554   $  2,509,673   $  2,309,127
FPL Group Inc.                             44,200      2,535,922      2,492,880
Mirant Corp.*                             114,300      3,029,563      1,831,086
Reliant Resources Inc.*                   103,900      2,873,809      1,715,389
                                                    ------------   ------------
                                                      10,948,967      8,348,482

TOTAL UTILITIES                                       10,948,967      8,348,482
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                  132,202,289    140,771,795
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS - 5.68%
Fidelity Institutional US Treasury,
  Class III                                            1,500,000      1,500,000
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                                    6,768,527      6,768,527
                                                    ------------   ------------
TOTAL SHORT-TERM INVESTMENTS                           8,268,527      8,268,527
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                         102.42%   $140,470,816   $149,040,322
Liabilities in Excess of Other Assets      (2.42%)                   (3,522,610)
                                          ------                   ------------
NET ASSETS                                100.00%                  $145,517,712
                                          ======                   ============

*Denotes non-income producing security

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Each investment security is generally valued at the last sale price at period end reported by the principal exchange on which the issue was traded or, if no sale is reported, at a value based on the average closing bid and asked price. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Securities for which market quotations are not readily available are valued in good faith by or under the direction of the Board of Directors. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FEDERAL INCOME TAXES - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

     INVESTMENT TRANSACTIONS - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

     DISTRIBUTIONS TO STOCKHOLDERS - Distributions to stockholders are recorded on the ex-dividend date. Distributions are classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions for the year (exclusive of long-term capital gains dividends) exceed its net investment income and short-term capital gains for such year, a portion of such distributions may constitute a non-taxable return of capital.

     The Fund distributes at least 2.5% of its net asset value quarterly to its stockholders.

     CLASSIFICATION OF DISTRIBUTIONS TO STOCKHOLDERS - The Fund adjusts the classification of distributions to stockholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. No such adjustments were made during the current year.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

AS OF DECEMBER 31, 2001:

Gross appreciation (excess of value over tax cost)                 $ 17,239,752
Gross depreciation (excess of tax cost over value)                   (8,680,014)
                                                                   ------------
Net unrealized appreciation                                        $  8,559,738
                                                                   ------------
Cost of investments for income tax purposes                        $140,480,584
                                                                   ============

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

     Effective September 1, 1999, ALPS Mutual Funds Services, Inc. ("ALPS") and DIA entered into an Administrative Agreement to serve as the Fund's co-administrators. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the

Fund's average daily net assets up to $75,000,000, 0.04% and 0.005% of the Fund's average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Fund's average daily net assets in excess of $125,000,000. The administrative services fee is paid monthly.

4. CAPITAL  TRANSACTIONS

     In 2001, the Fund completed a rights offering to existing stockholders. The Fund issued rights to purchase an additional share of the Fund for each five shares owned as of February 28, 2001. The subscription period began March 2, 2001 and extended through 5:00 p.m., Eastern Time, March 29, 2001. The price of the shares issued was $6.45, which represented 95% of the closing price of the Fund's common stock of $6.79 on March 30, 2001, the pricing date of the offering. The Fund's net asset value on March 30, 2001 was $7.88. There were 3,522,591 shares issued in the rights offering for proceeds, net of offering expenses, of $22,551,862.

5. CHANGE OF INDEPENDENT AUDITORS

     On February 8, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the Fund's independent auditors. During the Fund's fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's fiscal years ended December 31, 1999 and 1998, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche LLP ("Deloitte & Touche") as the independent auditors to audit the Fund's financial statements for the fiscal year ended December 31, 2000. During the Fund's fiscal years ended December 31, 1999 and 1998, neither the Fund nor anyone on its behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

6. SENIOR SECURITIES

     At the time of its organization and public offering in 1987, the Fund borrowed a total of $7,375,500 in the form of 8 1/2% Senior Installment Notes (the "Notes"). Pursuant to the Notes, the Fund made monthly payments of principal and interest, the last of which was paid in May 1993. The Fund has had no Senior Securities outstanding since May 1993. The following table sets forth the principal amount of the Notes outstanding at the end of each of the past ten years, together with the asset coverage for each $1,000 of indebtedness.

                                                       Asset Coverage
                                   Total Amount        Per $1,000 of
         December 31               Outstanding          Indebtedness
         -----------------------------------------------------------
         2001                               0                  N/A
         2000                               0                  N/A
         1999                               0                  N/A
         1998                               0                  N/A
         1997                               0                  N/A
         1996                               0                  N/A
         1995                               0                  N/A
         1994                               0                  N/A
         1993                               0                  N/A
         1992                        $643,172             $113,596
         -----------------------------------------------------------

BOARD OF DIRECTORS
Kenneth V. Penland, Chairman
Todger Anderson, Director
Robert J. Greenebaum, Director
Lee W. Mather, Jr, Director
Gary P. McDaniel, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS
Kenneth V. Penland, Chairman
Todger Anderson, President
Charlotte T. Petersen, Vice President
W. Bruce McConnel, Secretary
Jasper R. Frontz, Treasurer

INVESTMENT ADVISER/CO-ADMINISTRATOR
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202
(303) 312-5100

STOCKHOLDER RELATIONS
Margaret R. Jurado
(800) 624-4190    (303) 312-5100
e-mail: blu@denveria.com

CUSTODIAN
Bank of New York
One Wall Street
New York, NY 10286

CO-ADMINISTRATOR
ALPS Mutual Funds Services, Inc.
370 17th Street, Suite 3100
Denver, CO 80202

TRANSFER AGENT
DIVIDEND REINVESTMENT PLAN AGENT
(QUESTIONS REGARDING YOUR ACCOUNT)
Mellon Investor Services, LLC
Overpeck Centre
85 Challenger Road
Ridgefield Park, NJ 07660
(800) 288-9541
www.melloninvestor.com
     NYSE Symbol--BLU

[LOGO] BLUECHIP
       VALUE FUND
       www.blu.com